                                                                                                                        EXHIBIT 99

GSAMP 2002-HE, M-2                                                                                   Clinton - 11/19/02

                                        ------------------------------------------------------------------------------------------
                                                15/12 30/12 20/Life CPR      30/12 45/12 35/Life CPR       15/24 60/24 35/Life CPR
----------------------------------------------------------------------------------------------------------------------------------
         4/12 8/Life    Yield                                    6.5246                       5.6117                        5.5697
            CDR         DM                                          225                          220                           224
                        WAL                                       10.12                         5.41                          5.09
                        Mod. Dur.                                  7.64                         4.71                          4.47
                        Window                            Feb11 - Feb16                Jul07 - Jun09                 Jan07 - May09
                        M-2 Losses                          0.00 (0.00%)                 0.00 (0.00%)                  0.00 (0.00%)
                        Cum Losses.               60,697,451.29 (13.69%)        34,256,250.64 (7.73%)         41,690,047.86 (9.40%)

         4/12 9/Life    Yield                                    6.7041                       5.6654                        5.6902
            CDR         DM                                          230                          222                           228
                        WAL                                       11.15                         5.54                          5.38
                        Mod. Dur.                                  8.12                         4.81                          4.68
                        Window                            Jun11 - Sep20                Jul07 - Sep09                 Mar07 - Jan10
                        M-2 Losses                          0.00 (0.00%)                 0.00 (0.00%)                  0.00 (0.00%)
                        Cum Losses.               65,475,920.82 (14.77%)        36,976,778.15 (8.34%)        45,286,450.99 (10.21%)

         4/12 10/Life   Yield                                    5.9040                       5.7412                        5.8580
            CDR         DM                                          148                          225                           234
                        WAL                                       11.83                          5.7                          5.78
                        Mod. Dur.                                  8.36                         4.92                          4.96
                        Window                            Nov11 - Sep32                Aug07 - Feb10                 May07 - May11
                        M-2 Losses                 3,743,896.72 (16.08%)                 0.00 (0.00%)                  0.00 (0.00%)
                        Cum Losses.               69,997,836.42 (15.79%)        39,617,189.37 (8.93%)        48,808,947.59 (11.01%)
         4/12 11/Life   Yield                                    4.2015                       5.8122                        5.8697
         CDR            DM                                          -21                          227                           220
                        WAL                                       11.33                          5.9                          6.49
                        Mod. Dur.                                  8.47                         5.05                          5.38
                        Window                            Apr12 - Sep32                Sep07 - Aug10                 Jul07 - Sep32
                        M-2 Losses                 8,370,037.01 (35.95%)                 0.00 (0.00%)            510,032.90 (2.19%)
                        Cum Losses.               74,283,610.11 (16.75%)        42,181,288.39 (9.51%)        52,260,327.85 (11.79%)

         4/12 12/Life   Yield                                    1.9639                       5.9143                        3.9799
            CDR         DM                                         -245                          231                            31
                        WAL                                       10.47                         6.15                          6.59
                        Mod. Dur.                                  8.66                         5.22                          5.54
                        Window                            Dec12 - Sep32                Oct07 - Jul11                 Sep07 - Sep32
                        M-2 Losses                12,781,978.50 (54.91%)                 0.00 (0.00%)         3,834,462.27 (16.47%)
                        Cum Losses.               78,351,628.69 (17.67%)       44,672,651.04 (10.07%)        55,643,215.90 (12.55%)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


        Severity: 60%
        Lag: 12 months
        CPR is voluntary only
        Assumes par price
        Priced to maturity

               FORWARD LIBOR

      1      1.38130         1.38970
      2      1.38410         1.40150
      3      1.38800         1.42620
      4      1.39400         1.46110
      5      1.37990         1.51030
      6      1.38870         1.58570
      7      1.45250         1.66320
      8      1.52870         1.75280
      9      1.59330         1.85300
     10      1.69000         1.95550
     11      1.79240         2.06350
     12      1.88690         2.18560
     13      1.99520         2.30170
     14      2.10860         2.42490
     15      2.22160         2.55660
     16      2.34440         2.67900
     17      2.48120         2.80050
     18      2.60830         2.91130
     19      2.72460         3.01520
     20      2.85050         3.11250
     21      2.96630         3.19320
     22      3.05860         3.26590
     23      3.15200         3.33310
     24      3.23450         3.39230
     25      3.28760         3.44770
     26      3.33780         3.50700
     27      3.39770         3.55830
     28      3.45340         3.61170
     29      3.50770         3.66130
     30      3.56060         3.70770
     31      3.61330         3.75260
     32      3.66030         3.79770
     33      3.70470         3.83920
     34      3.74910         3.88610
     35      3.78880         3.92740
     36      3.82620         3.97000
     37      3.86870         4.01570
     38      3.91550         4.06390
     39      3.96510         4.10800
     40      4.00950         4.15550
     41      4.05150         4.19890
     42      4.09510         4.24180
     43      4.14050         4.28740
     44      4.18340         4.32940
     45      4.22620         4.37390
     46      4.26940         4.42220
     47      4.31100         4.46480
     48      4.35450         4.51030
     49      4.39850         4.55740
     50      4.44720         4.60210
     51      4.49750         4.64520
     52      4.54050         4.68990
     53      4.58200         4.72660
     54      4.62300         4.76340
     55      4.66300         4.79990
     56      4.70040         4.83360
     57      4.73810         4.87000
     58      4.77110         4.90920
     59      4.80200         4.94430
     60      4.83290         4.98340
     61      4.86880         5.02370
     62      4.91320         5.06090
     63      4.95650         5.09600
     64      4.99330         5.12930
     65      5.02920         5.15890
     66      5.06300         5.18690
     67      5.09310         5.20980
     68      5.12030         5.23210
     69      5.14550         5.25720
     70      5.16790         5.27990
     71      5.18810         5.30250
     72      5.20330         5.33040
     73      5.22620         5.35520
     74      5.25890         5.38230
     75      5.28660         5.40830
     76      5.31140         5.43000
     77      5.33850         5.45160
     78      5.35990         5.47100
     79      5.38190         5.48820
     80      5.40270         5.50470
     81      5.41930         5.52300
     82      5.43600         5.54110
     83      5.45040         5.55800
     84      5.46240         5.57870
     85      5.48030         5.59790
     86      5.50540         5.61790
     87      5.52690         5.63580
     88      5.54520         5.65120
     89      5.56480         5.66700
     90      5.57980         5.67690
     91      5.59490         5.68750
     92      5.60760         5.69670
     93      5.61780         5.70360
     94      5.62810         5.71180
     95      5.63260         5.71750
     96      5.63860         5.72730
     97      5.64550         5.73670
     98      5.65340         5.74870
     99      5.66380         5.75880
    100      5.67250         5.77100
    101      5.68430         5.78520
    102      5.69520         5.79710
    103      5.70890         5.81120
    104      5.71910         5.82450
    105      5.73310         5.83760
    106      5.74760         5.85220
    107      5.76030         5.86170
    108      5.77570         5.87370
    109      5.78730         5.88520
    110      5.79550         5.89820
    111      5.80810         5.91240
    112      5.81670         5.92960
    113      5.83060         5.94680
    114      5.84520         5.96570
    115      5.86200         5.98780
    116      5.87950         6.00880
    117      5.90110         6.03300
    118      5.92050         6.05830
    119      5.94290         6.07980
    120      5.96850         6.10420
    121      5.99270         6.12830
    122      6.01850         6.14860
    123      6.04320         6.16760
    124      6.06160         6.18610
    125      6.08260         6.20250
    126      6.10190         6.21610
    127      6.11670         6.22820
    128      6.13140         6.23980
    129      6.14550         6.25410
    130      6.15570         6.26360
    131      6.16480         6.27430
    132      6.17280         6.28790
    133      6.18350         6.30200
    134      6.20200         6.31560
    135      6.21390         6.32710
    136      6.22660         6.34040
    137      6.24090         6.35290
    138      6.25340         6.36420
    139      6.26430         6.37250
    140      6.27460         6.38140
    141      6.28490         6.39240
    142      6.29390         6.40030
    143      6.30260         6.40770
    144      6.30810         6.41870
    145      6.31710         6.42770
    146      6.32980         6.43860
    147      6.33810         6.44880
    148      6.34710         6.45810
    149      6.35980         6.46910
    150      6.36670         6.47770
    151      6.37750         6.48740
    152      6.38760         6.49680
    153      6.39480         6.50890
    154      6.40450         6.52190
    155      6.41310         6.53380
    156      6.42070         6.54750
    157      6.43500         6.56040
    158      6.45530         6.57350
    159      6.47000         6.57890
    160      6.48140         6.58390
    161      6.49160         6.58660
    162      6.49700         6.58340
    163      6.50150         6.57840
    164      6.49810         6.56930
    165      6.49620         6.56290
    166      6.48950         6.55630
    167      6.47750         6.54620
    168      6.46540         6.54030
    169      6.45600         6.53520
    170      6.45240         6.53200
    171      6.45140         6.52770
    172      6.44390         6.52160
    173      6.44170         6.51990
    174      6.43850         6.51610
    175      6.43560         6.51300
    176      6.42960         6.50610
    177      6.42630         6.50320
    178      6.42150         6.50050
    179      6.41610         6.49510
    180      6.41250         6.49250
    181      6.40620         6.48850
    182      6.40640         6.48840
    183      6.40580         6.48570
    184      6.40060         6.48320
    185      6.40050         6.48200
    186      6.39840         6.47940
    187      6.39660         6.47770
    188      6.39350         6.47360
    189      6.39250         6.47100
    190      6.38730         6.46680
    191      6.38500         6.46250
    192      6.38290         6.45930
    193      6.37790         6.45530
    194      6.37550         6.45140
    195      6.37230         6.44660
    196      6.36570         6.44200
    197      6.36410         6.43950
    198      6.36040         6.43410
    199      6.35430         6.42850
    200      6.35050         6.42410
    201      6.34680         6.42090
    202      6.34080         6.41320
    203      6.33580         6.40720
    204      6.33120         6.40290
    205      6.32520         6.39550
    206      6.32160         6.38990
    207      6.31250         6.38200
    208      6.30750         6.37640
    209      6.30350         6.37100
    210      6.29450         6.36270
    211      6.29000         6.35710
    212      6.28370         6.34940
    213      6.27540         6.34170
    214      6.26960         6.33490
    215      6.26240         6.32580
    216      6.25460         6.31820
    217      6.24730         6.30990
    218      6.24070         6.30220
    219      6.23170         6.29300
    220      6.22310         6.28450
    221      6.21730         6.27850
    222      6.20740         6.26750
    223      6.20020         6.25970
    224      6.19140         6.25060
    225      6.18210         6.24020
    226      6.17440         6.23110
    227      6.16270         6.21870
    228      6.15520         6.21060
    229      6.14600         6.20000
    230      6.13480         6.18950
    231      6.12620         6.17920
    232      6.11500         6.16830
    233      6.10670         6.15970
    234      6.09590         6.14790
    235      6.08660         6.13720
    236      6.07340         6.12440
    237      6.06450         6.11490
    238      6.05360         6.10480
    239      6.04100         6.09180
    240      6.03080         6.08180
    241      6.01990         6.07110
    242      6.00950         6.06130
    243      6.00120         6.05120
    244      5.98790         6.03910
    245      5.97990         6.03180
    246      5.97110         6.02290
    247      5.96230         6.01440
    248      5.95130         6.00290
    249      5.94290         5.99450
    250      5.93340         5.98550
    251      5.92350         5.97460
    252      5.91540         5.96570
    253      5.90370         5.95530
    254      5.89630         5.94720
    255      5.88770         5.93750
    256      5.87600         5.92730
    257      5.86930         5.92030
    258      5.86060         5.91090
    259      5.85030         5.90120
    260      5.84230         5.89310
    261      5.83440         5.88580
    262      5.82460         5.87530
    263      5.81620         5.86610
    264      5.80810         5.85800
    265      5.79920         5.84940
    266      5.79220         5.84100
    267      5.78090         5.83040
    268      5.77330         5.82370
    269      5.76680         5.81710
    270      5.75850         5.80910
    271      5.74990         5.80020
    272      5.74200         5.79220
    273      5.73450         5.78500
    274      5.72640         5.77660
    275      5.71880         5.76760
    276      5.70970         5.75980
    277      5.70260         5.75210
    278      5.69580         5.74490
    279      5.68710         5.73690
    280      5.67910         5.72910
    281      5.67390         5.72320
    282      5.66420         5.71450
    283      5.65850         5.70840
    284      5.65140         5.70070
    285      5.64280         5.69280
    286      5.63670         5.68660
    287      5.62950         5.67840
    288      5.62200         5.67160
    289      5.61520         5.66440
    290      5.60870         5.65800
    291      5.60170         5.65100
    292      5.59390         5.64380
    293      5.58900         5.63930
    294      5.58110         5.63100
    295      5.57540         5.62540
    296      5.56880         5.61880
    297      5.56190         5.61090
    298      5.55660         5.60370
    299      5.54810         5.59430
    300      5.54330         5.58680
    301      5.53580         5.57740
    302      5.52550         5.56780
    303      5.51750         5.55920
    304      5.50840         5.55000
    305      5.49880         5.54080
    306      5.49060         5.53260
    307      5.48250         5.52470
    308      5.47250         5.51430
    309      5.46470         5.50650
    310      5.45590         5.49780
    311      5.44690         5.48820
    312      5.43920         5.47960
    313      5.42860         5.46950
    314      5.42170         5.46250
    315      5.41330         5.45350
    316      5.40350         5.44490
    317      5.39630         5.43750
    318      5.38820         5.42920
    319      5.38030         5.42160
    320      5.37170         5.41260
    321      5.36450         5.40480
    322      5.35460         5.39540
    323      5.34720         5.38740
    324      5.33990         5.37970
    325      5.33070         5.37130
    326      5.32370         5.36370
    327      5.31570         5.35540
    328      5.30700         5.34760
    329      5.30060         5.34100
    330      5.29300         5.33280
    331      5.28410         5.32440
    332      5.27710         5.31730
    333      5.27020         5.31060
    334      5.26170         5.30180
    335      5.25440         5.29390
    336      5.24730         5.28680
    337      5.23950         5.27920
    338      5.23300         5.27190
    339      5.22410         5.26320
    340      5.21690         5.25670
    341      5.21100         5.25090
    342      5.20380         5.24380
    343      5.19620         5.23600
    344      5.18930         5.22900
    345      5.18260         5.22250
    346      5.17550         5.21510
    347      5.16870         5.20750
    348      5.16070         5.20030
    349      5.15450         5.19370
    350      5.14830         5.18730
    351      5.14070         5.17990
    352      5.13380         5.17330
    353      5.12830         5.16800
    354      5.12060         5.16000
    355      5.11480         5.15420
    356      5.10820         5.14760
    357      5.10140         5.14000
    358      5.09580         5.13310
    359      5.08770         5.12380
    360      5.08260         5.11730
             5.07550         5.10880